                                                                   EXHIBIT 10.25

                                                                    CONFIDENTIAL

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                                 NEWSREAL, INC.

                           STOCK SUBSCRIPTION WARRANT


                                             April 4, 2000


     1.   GENERAL.

     (a) THIS CERTIFIES that, for value received, AMERICA ONLINE, INC., a Delaware corporation ("AOL"), or its assigns, is entitled to subscribe for and purchase from NEWSREAL, INC., a Delaware corporation (the "Corporation"), at any time or from time to time during the period (the "Exercise Period") commencing with the date hereof and ending on the earlier of (i) the fourth anniversary of the date hereof and (ii) the third anniversary of the Corporation's initial public offering of Common Stock (as defined below) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Termination Date"), on the terms and subject to the provisions hereinafter set forth, up to 832,691 (subject to adjustment as provided herein)(the "Warrant Shares") fully paid and non-assessable shares of common stock, $.001 par value (the "Common Stock"), of the Corporation, at a price per share (the "Warrant Price") of $3.72 at such times as shall be determined in accordance with Section 1(b) hereof.

This Warrant is being issued pursuant to an Interactive Services Agreement dated as of the date hereof (the "Agreement"), between the Corporation and AOL. All terms used but not defined herein shall have the meanings set forth in the Agreement.

     (b) This Warrant shall become exercisable as to that number of Warrant Shares, and at such times, as are determined in accordance with Exhibit A attached hereto; provided, however, that (i) this Warrant shall become exercisable as to all of the Warrant Shares immediately upon the occurrence of a Stipulated Event and (ii) no more Warrant Shares shall vest pursuant to this
Section 1(b) upon the occurrence of a termination of the Agreement that results from a breach by AOL of the Agreement; provided, further however, all Warrant Shares vested as of the time of such termination shall remain vested Warrant Shares for purposes of this Warrant. As used herein, the term "Stipulated Event" shall mean (a) a Corporate Transaction (as hereinafter defined) or (b) a termination of the Agreement that results from a material breach by the Corporation of the Agreement. "Corporate Transaction" means (A) any consolidation or merger of the Corporation with or into any other corporation or other entity, other than any

                                                                    Confidential

merger or consolidation resulting in the holders of the capital stock of the Corporation entitled to vote for the election of directors holding a majority of the capital stock of the surviving or resulting corporation or other entity entitled to vote for the election of directors, (B) any person or entity (including any affiliates thereof) becoming the holder of a majority of the capital stock of the Corporation entitled to vote for the election of directors, or (C) any sale or other disposition by the Corporation of all or substantially all of its assets or capital stock.

     2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the holder hereof, as to those Warrant Shares for which this Warrant is then exercisable as determined in accordance with Section 1, in whole or in part, at any time or from time to time during the Exercise Period, by the surrender of this Warrant (properly endorsed) at the office of the Corporation at 66 Canal Center Plaza, Suite 700, Alexandria, Virginia 22314, or at such other agency or office of the Corporation in the United States of America as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation, and by payment (either in cash, by check, by cancellation of indebtedness with the prior approval of the Corporation (which approval shall not be unreasonably withheld) and/or in shares of capital stock of the Corporation valued at Fair Market Value (as hereinafter defined) on the date of such exercise) to the Corporation of the Warrant Price for each Warrant Share being purchased. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the holder, and if this Warrant shall not have been exercised for all of the Warrant Shares, a new Warrant, registered in the name of the holder hereof, of like tenor to this Warrant, shall be delivered to the holder hereof within a reasonable time, not exceeding ten days, after the rights represented by this Warrant shall have been so exercised. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     3.   EXCHANGE OF WARRANT.
          -------------------

          (a) In addition to, and independent of, the rights of the holder of this Warrant set forth in Section 2 hereof and solely to the extent this Warrant has become exercisable pursuant to Section 1(b) hereof, the holder hereof may at any time or from time to time elect to receive, without the payment by the holder of any additional consideration, that number of Warrant Shares determined as hereinafter provided in this Section 3 by surrender of this Warrant or any portion hereof to the Corporation, accompanied by an executed Notice of Exchange in substantially the form thereof attached hereto (the "Net Issue Election"). Thereupon, the Corporation shall issue to the holder hereof such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

                                   X=Y (A-B)
                                     -------
                                         A

                                                                    CONFIDENTIAL

where  X  =  the number of Warrant Shares to be issued to the holder pursuant to this Section 3.

       Y = the number of Warrant Shares covered by this Warrant, and solely to the extent this Warrant has become exercisable pursuant to Section 1(b) hereof, in respect of which the Net Issue Election is made pursuant to this Section 3.

       A = the Fair Market Value (as hereinafter defined) of one Warrant Share determined at the time the Net Issue Election is made pursuant to this Section 3 (the "Determination Date").

       B  =  the Warrant Price in effect under this Warrant at the time the Net
             Issue Election is made pursuant to this Section 3.

For purpose of the above calculation, "Fair Market Value" of one Warrant Share as of the Determination Date shall mean:

          (i) (A) if the Common Stock of the Corporation is not then traded on a national securities exchange, the average of the closing prices quoted on the National Association of Securities Dealers, Inc. Automated Quotation National Market System, if applicable, or the average of the closing bid and closing asked prices of the Common Stock quoted in the over-the-counter-market or (B) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices of the Common Stock listed on the principal national securities exchange on which the Common Stock is so traded, in each case for the twenty (20) trading days immediately preceding the Determination Date or, if such date is not a business day on which shares are traded, the next immediately preceding trading day;

          (ii) in the event of a Warrant Exchange in connection with a Corporate Transaction, the value per share of Common Stock received or receivable by each holder thereof (assuming for purposes of this determination, in the case of a sale of assets, the Corporation is liquidated immediately following such sale and the consideration paid to the Corporation is immediately distributed to its stockholders); and

          (iii) in all other circumstances, the fair market value per share of Common Stock as determined by the Corporation's Board of Directors in good faith after taking into consideration all factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Corporation in private transactions negotiated at arm's length.

The closing of any Warrant Exchange shall take place at the offices of the Corporation on the date specified in the Notice of Exchange (the "Exchange Date"), which shall be not less than five and not more than 30 days after the delivery of such Notice. At such closing, the Corporation shall issue and deliver to the holder or its designee a certificate or certificates for the Warrant Shares to be issued upon such Warrant Exchange, registered in the name of the holder or such designee, and if such Warrant Exchange shall not have been for all Warrant Shares, a new Warrant, registered in the name of the holder, of like tenor to this Warrant for the number of shares still subject to this Warrant following such Warrant Exchange.

                                                                 CONFIDENTIAL

          (b) If as of the Termination Date the Warrants are in the money based on the cash or other property to be received, such exercise shall take place automatically with respect to all then outstanding and exercisable (but not yet exercised) Warrants (the "Termination Date Exercise"), on a net issuance basis, immediately prior to the Termination Date; provided, however, that the Corporation may condition such exercise on the delivery by the Warrantholder of a duly completed Net Issue Election and the reasonable satisfaction of the Corporation that all applicable securities laws have been complied with, which the Corporation shall give notice to the Warrantholder of within ten (10) days prior to the Termination Date.

     4. COVENANTS AS TO COMMON STOCK. The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will from time to time take all such action as may be requisite to assure that the stated or par value per share of Common Stock is at all times equal to or less than the then effective Warrant Price per share of Common Stock issuable upon exercise of this Warrant. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved, free from preemptive rights (without regard to any subscription rights provided under any shareholders, rights or shareholders rights agreement to which the Company is a party), a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant; provided, however, that in the event the Corporation does not have sufficient number of shares of Common Stock to provide for exercise of the rights represented by this Warrant, the Corporation shall have thirty (30) days to cure such deficiency prior to being in breach of this Warrant. The Corporation further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares of Common Stock upon the exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon exercise, then the Corporation will in good faith and expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of the rights represented by this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such capital stock.

     5. NO SHAREHOLDER RIGHTS. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation.

     6. RESTRICTIONS ON TRANSFER. The holder of this Warrant acknowledges that neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933, as amended (the "Securities Act") and the holder of this Warrant agrees that no sale, transfer, assignment, hypothecation or other disposition of this Warrant or the Warrant Shares shall be made in the absence of (a) current registration statement under the Securities Act as to this Warrant or the Warrant Shares and the registration or qualification of this Warrant or the Warrant Shares under any applicable state securities laws is then in effect or (ii) an opinion of counsel reasonably satisfactory to the Corporation to the effect that such registration or qualification is not required. Each certificate or other instrument for Warrant Shares issued upon

                                                                    CONFIDENTIAL

exercise of this Warrant shall, if required under the Securities Act or the rules promulgated thereunder, be imprinted with a legend substantially to the foregoing effect.

     7.   RIGHTS OF THE HOLDER.

          The Corporation hereby grants to the holder of this Warrant those rights set forth on EXHIBIT B attached hereto, the provisions of which are incorporated herein by reference and made a part hereof as if set forth herein in their entirety.

     8. TRANSFER OF WARRANT; AMENDMENT. Subject to the restriction set forth in Section 6, this Warrant and all rights hereunder are transferable, in whole, or in part, at the agency or office of the Corporation referred to in Section 2, AOL or any other entity to an entity controlled by AOL, under common control with or that controls AOL or to any other entity with the reasonable approval of the Corporation in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered holder hereof as the owner hereof for all purposes.

     9. REORGANIZATIONS, ETC. In case, at any time during the Exercise Period, of any capital reorganization, of any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another corporation (other than a consolidation or merger in which the Corporation is the continuing operation and which does not result in any change in the Common Stock) or of the sale of all or substantially all the properties and assets of the Corporation as an entirety to any other corporation, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold to which such holder would have been entitled if he had held the Common Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale. In any such reorganization or other action or transaction described above, appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Warrant Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation or entity (if other than the Corporation) resulting from such transaction or the corporation or entity purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered holder hereof at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to

                                                                    CONFIDENTIAL

such holder such shares of stock, securities or assets as, in accordance with the foregoing provision, such holder may be entitled to purchase.

     10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new
Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     11. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12. NOTICES. All notices, advices and communications to be given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or by electronic mail, with a copy thereof to be sent by mail (as aforesaid) within 24 hours of such electronic mail, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addresser listing all parties:

          If to the Corporation, to:

               NewsReal, Inc.
               66 Canal Center Plaza,
               Alexandria, Virginia 22314
               Attention: Chief Financial Officer
               Telecopier: (703) 548-5161
               e-mail address:

       and

          If to AOL as follows:

               America Online, Inc.
               22000 AOL Way
               Dulles, Virginia 20166
               Attention: General Counsel
               Telecopier: (703) 265-2208
               e-mail address:

Or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received (i) in the case of personal delivery or delivery by telecopier, on the date of such deliver, (ii) in the case of nationally-recognized overnight courier,

                                                                    CONFIDENTIAL

on the next business day after the date when sent and (ii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted. As used in this Section 14, "business day" shall mean any day other than a day on which banking institutions in the Commonwealth of Virginia are legally closed for business.

     13. BINDING EFFECT ON SUCCESSORS; SURVIVAL. This Warrant shall be binding upon any corporation succeeding the Corporation by merger, consolidation or acquisition of all or substantially all of the Corporation's assets. All of the obligations of the Corporation relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Corporation shall inure to the benefit of the successors and assigns of AOL.

     14. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

     15. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Corporation shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then Fair Market Value of one Warrant Share.

                                     * * *

                                                                    CONFIDENTIAL

     IN WITNESS WHEREOF, the undersigned have caused this Warrant and Warrant Agreement to be executed by their duly authorized officers on the date first above written.

                                        NEWSREAL, INC.




                                             /s/ DAVID C. HOPPMANN
                                        By:________________________

                                           Name:  David C. Hoppman
                                           Title: President and CEO


        /s/ JEFFREY P. MASSA
ATTEST:____________________________

       JEFFERY P. MASSA, SECRETARY

                                        AMERICA ONLINE, INC.



                                        By:________________________

                                           Name:

                                                                    CONFIDENTIAL

                              FORM OF SUBSCRIPTION

                    (To be signed upon exercise of Warrant)

     The undersigned, the holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase
thereunder,               shares of               of NewsReal, Inc. and
herewith makes payment of $             therefor, and requests that the
certificates for such shares be issued in the name of and delivered to,
                  , whose address is                                           .



Dated:
      ----------------------


                                             -----------------------------------
                                             (Signature)




                                             -----------------------------------
                                             (Address)

                                                                    CONFIDENTIAL


                               NOTICE OF EXCHANGE


                        (To be executed by the Holder in
                        order to exchange the Warrant.)


     The undersigned hereby irrevocably elects to exchange this Warrant into shares (the foregoing number constituting the number of Warrant
Shares to be issued pursuant to Section 3 of this Warrant) of            of
NewsReal, Inc., minus any shares to be deducted from the foregoing number in accordance with the terms of this Warrant, according to the conditions thereof.
The undersigned desires to consummate such exchange on                        .


Dated:


                                             -----------------------------------
                                             Name of Holder:



                                             By:
                                                --------------------------------

                                                                    Confidential

                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

     For value received, the undersigned hereby sells, assigns and transfers
unto the right represented by the Warrant to purchase             shares
of            of NewsReal, Inc., to which the Warrant relates, and appoints
[Name of Attorney] to transfer such right on the books of NewsReal, Inc., with full power of substitution in the premises.


Dated:
      ---------------------------



                                             -----------------------------------
                                             (Signature)


Signed in the presence of:


---------------------------------

                                                                    Confidential




                                   EXHIBIT A

                         NUMBER OF SHARES FOR WHICH THE
                     WARRANT SHALL BE EXERCISABLE: 832,691


Subject to the terms hereof, the Warrant Shares shall vest as follows:


--------------------------------------------------------------------------------
Number of Warrant Shares          Vesting


--------------------------------------------------------------------------------
(A) 277,563                       Fully vested upon issuance of the Warrant
--------------------------------------------------------------------------------
(B) 277,564                       At such time as the Corporation earns gross
                                  revenues of one million seven hundred fifty
                                  thousand dollars ($1,750,000) from all revenue
                                  streams in connection with the Agreement,
                                  including, without limitation, Advertising
                                  Revenue, Transaction Revenues, subscription
                                  fees, license fees, and any other amounts
                                  received in connection with any sale, license,
                                  or distribution in connection with the
                                  Agreement; provided that in no event shall
                                  these shares vest prior to twelve (12) months
                                  from the date hereof.
--------------------------------------------------------------------------------
(C) 277,564                       At such time as the Corporation earns gross
                                  revenues of three million five hundred
                                  thousand dollars ($3,500,000) from all revenue
                                  streams in connection with the Agreement,
                                  including, without limitation, Advertising
                                  Revenue, Transaction Revenues, subscription
                                  fees, license fees, and any other amounts
                                  received in connection with any sale, license,
                                  or distribution in connection with the
                                  Agreement; provided that in no event shall
                                  these shares vest prior to twelve (12) months
                                  from the date hereof.
--------------------------------------------------------------------------------

                                                                    CONFIDENTIAL

                                   EXHIBIT B

                               ADDITIONAL RIGHTS

1. Financial and Business Information. From and after the date on which AOL exercises any of the Warrant Shares underlying this Warrant or otherwise acquires shares of the Corporation's capital stock, the Corporation shall deliver to AOL:

     (a) Quarterly Statements - as soon as practicable, and in any event within 30 days after the close of each of the first three fiscal quarters of each fiscal year of the Corporation, a consolidated balance sheet, statement of income and statement of cash flows of the Corporation and its subsidiaries as at the close of such quarter and covering operations for such quarter and the portion of the Corporation's fiscal year ending on the last day of such quarter, prepared in accordance with generally accepted accounting principles ("GAAP"), subject to audit and year-end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year.

     (b) Annual Statements - as soon as practicable after the end of each fiscal year of the Corporation, and in any event within 90 days thereafter, duplicate copies of:

          (i) consolidated and consolidating balance sheets of the Corporation and its subsidiaries at the end of such year; and

          (ii) consolidated and consolidating statements of income, stockholders' equity and cash flows of the Corporation and its subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing selected by the Corporation, which opinion shall state that such financial statements fairly present the financial position of the Corporation and any subsidiaries on a consolidated basis and have been prepared in accordance with GAAP (except for changes in application in which such accountants concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances.

2.   Transfers Of Stock.

     2.1. Right to Transfer. Except in accordance with Section 2.3 of this Agreement, neither AOL nor any other permitted holder of this Warrant shall have the right to Transfer the Warrant Shares acquired upon exercise of this Warrant in a single transaction or any series of related transactions. For purposes of this Agreement, a "Transfer" shall mean any direct or indirect sale, gift, assignment or other disposition or transfer of shares of the Corporation's Common Stock, or any interest therein, and any pledge or hypothecation of shares of Common Stock, or any interest therein. Notwithstanding anything herein to the contrary, nothing in this Agreement shall preclude or prevent any Transfer: (i) to the Corporation; (ii) to any entity controlled by,

                                                                    CONFIDENTIAL

under common control with or that controls AOL; or (iii) which may be required by law or by a regulatory authority.

         2.2 Drag-Along Rights. (a) If at any time and from time to time the Corporation or the investors listed on Schedule II hereto (the "QIP Investors") determine, in accordance with, and pursuant to, the provisions of
Section 7(b) of the Securities Purchase Agreement dated December 11, 1997, to sell the Corporation to a third party that is not an affiliate the QIP Investors (the "Proposed Transferee"), the Corporation, upon the request of the QIP Investors, shall have the right ("Drag-Along Right") to require AOL to sell to the Proposed Transferee all shares of Common Stock then owned by AOL, upon the same terms and conditions and concurrently with the sale by the QIP Investors of their securities in the Corporation; provided, however, that AOL shall not be required to sell under this Section 2.2(a) at a purchase price less than (a) $4.65 per share of Common Stock during the first 12 months following the date on which AOL first acquires Warrant Shares upon the exercise of all or a portion of this Warrant, (b) $5.58 per share of Common Stock during months 13 through 24 following such date, and (c) $3.72 per share of Common Stock after 24 months following such date. AOL agrees to take all steps necessary to enable it to comply with the provisions of this Section 2.2, to facilitate the exercise of the Drag-Along Right.

                  (b) To exercise a Drag-Along Right, the QIP Investors or the Corporation shall give AOL a written notice (a "Drag-Along Notice") containing (a) the name and address of the Proposed Transferee and (b) the proposed purchase price, terms of payment and other material terms and conditions of the Proposed Transferee's offer. AOL shall thereafter be obligated to sell the shares of Common Stock held by them subject to such Drag-Along Notice.

                  (c) If the QIP Investors determine to exercise their rights, in accordance with Section 2.2 hereof, to require AOL to sell all shares of Common Stock then owned by AOL, then the QIP Investors in their sole discretion have the right to determine that a sale of all or substantially all of the assets of the Corporation, a voluntary liquidation of the Corporation or a merger of the Corporation (each a "sale of the Corporation") is preferable to a sale of all of the capital stock of the Corporation, whereupon the Corporation or the QIP Investors shall give written notice to AOL of the QIP Investors' determination to cause a sale of the Corporation (a "Sale Notice"). Upon receipt of such Sale Notice, AOL agrees to use its good faith efforts to cooperate with the QIP Investors in effecting a sale of the Corporation, including, without limitation, voting shares of capital stock of the Corporation beneficially owned by AOL in favor of or granting written consent to a sale of the Corporation.

                 (d) The Corporation and AOL agree that the QIP Investors shall have third party beneficiary rights to enforce this Section 2.2 of this Agreement against the Corporation and AOL.

         2.3. Certain Conditions to Stock Issuances and Transfers. No Transfer of the shares of the Corporation's Common Stock owned by AOL shall be valid or recorded in

                                                                    CONFIDENTIAL

the Corporation's stock transfer books unless the transferees of such shares shall have furnished to the Corporation (a) the written agreement of the transferee to be bound by the terms and conditions of this Agreement (as if such transferee were a party hereto), (b) if required by the Corporation's Board of Directors, a written opinion of counsel (which opinion shall be reasonably satisfactory to the Corporation) that the proposed Transfer may be effected without registration under the Securities Act, and (c) a written agreement to the effect that the transferee is acquiring such shares for its own account, for investment, and not with a view to, or for sale in connection with, the distribution thereof, and such transferee understands that such shares have not been registered under the Securities Act and that such shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or exempt from the registration requirements thereof, or other agreements required by applicable securities laws and otherwise acceptable to the Corporation.

     2.4. Representations and Warranties. As of the date of this Agreement and on each date on which AOL exercises all or any portion of this Warrant, each party hereto represents and warrants to each other party solely as to such party:

          (a) if such party is not an individual or a corporation, it is a validly existing partnership or limited liability Corporation or other entity as indicated on the signature page of this Agrement.

          (b) if such party is not an individual, the execution, delivery and performance by such party of this Agreement has been duly authorized.

          (c) if such party is an individual, he has full power and authority to enter into this Agreement.

          (d) if such party is a corporation, it is validly existing and in good standing in the jurisdiction in which it is incorporated.

          (e) the agreements set forth in this Agreement constitute valid and binding obligations of such party.

          (f) the execution, delivery and performance of this Agreement by such party will not (i) violate any provision of law, any order of any court or other agency of government applicable to the Investor, any provision of any note, bond, mortgage, indenture, license, lease, contract, agreement or other instrument or obligation to which such party or its properties or assets are bound, or the organizational documents of such party or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such note, bond, mortgage, indenture, license, lease, contract, agreement or other instrument or obligation, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature upon any of the securities of the Corporation owned by such party.

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   2.5.  Injunctive Relief. The parties hereto declare that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any party hereto to perform any of its obligations set forth in this Section 2. Therefore, the parties hereto shall have the right to specific performance of such obligations, and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, the parties hereto hereby waive the claim or defense that the party instituting such action or proceeding has an adequate remedy at law. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

     2.6. Termination. The provisions of Section 2 shall terminate upon the closing of, and shall not apply to the Transfer of any shares hereunder pursuant to, an initial public offering of the Corporation's Common Stock, or any security issued in exchange for or as replacement of such Common Stock pursuant to a registration under the Securities Act (the "IPO").


3.   Registration Rights.


     3.1   Definitions. As used in this Section 3:

           (a) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

           (b) the term "Registrable Securities" means (i) the shares of the Corporation's Common Stock owned by AOL, (ii) any additional shares of Common Stock acquired by AOL and (iii) any capital stock of the Corporation issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Common Stock referred to in clause (i) or (ii);

           (c) the term "Other Shareholders" shall mean any other shareholders of the Corporation who are granted registration rights that would affect the rights granted to AOL under this Agreement;

           (d) "Registration Expenses" shall mean all expenses incurred by the Corporation in compliance with Section 3 hereof, including, without limitation, all registration and filing fees, listing fees, printing expenses, fees and disbursements of counsel for the Corporation, fees and expenses of one counsel for all AOL and Other Shareholders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Corporation, which shall be paid in any event by the Corporation);

                                                                    CONFIDENTIAL

          (e) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities;

          (f) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar law then in force; and

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar law then in force.

     3.2. Corporation Registration.

          (a) If the Corporation shall determine to register any of its equity securities, other than a registration relating solely to employee stock option and benefit plans utilizing Form S-8, or a registration of shares issued in a reclassification, merger, consolidation or transfer of assets transaction utilizing Form S-4, or any registration form which does not permit secondary sales, the Corporation will:

               (i) promptly give to AOL a written notice thereof (which shall include a list of the jurisdictions in which the Corporation intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by AOL within fifteen days after receipt of the written notice from the Corporation described in clause (i) above, except as set forth in
Section 3.2(b) below. Such written request may specify all or a part of AOL's Registrable Securities.

          (b) If the registration pursuant to this Section 3.2 involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Corporation, to be distributed on a firm commitment basis by or through one or more underwriters of recognized national or regional standing under underwriting terms appropriate for such a transaction, the Corporation shall so advise AOL as a part of the written notice given pursuant to Section 3.2(a)(i). In such event, the right of AOL to registration pursuant to this Section 3.2 shall be conditioned upon AOL's participation in such underwriting and the inclusion of AOL's Registrable Securities in the underwriting to the extent provided herein. In that event, AOL shall (together with the Corporation and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Corporation. Notwithstanding any other provision of this
Section 3.2, if the Corporation's representative determines in good faith that marketing factors require a limitation on the number of shares to be underwritten, the Corporation shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: the number of securities that may be included in the registration and

                                                                    CONFIDENTIAL

underwriting by AOL and the Other Shareholders shall be reduced, on a pro rata basis (based on the number of shares held by such holder), by such minimum number of shares as is necessary to comply with such limitation. If AOL or any Other Shareholders disapprove of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Corporation and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

           3.3. Expenses of Registration.

All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement shall be borne by the Corporation, and all Selling Expenses shall be borne by AOL whose Registrable Securities are so registered pro rata on the basis of the number of their shares so registered; provided, however, that the Corporation shall not be required to pay any Registration Expenses if, as a result of the withdrawal of a request for registration by AOL, the registration statement does not become effective, in which case AOL and Other Shareholders requesting registration, including such holder(s) so withdrawing, shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request.

           3.4. Registration Procedures.

In the case of each registration effected by the Corporation pursuant to this Agreement, the Corporation will keep AOL advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Corporation will:

              (a) keep such registration effective for a period of 180 days or until AOL have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 180-day period shall be extended for a period of time equal to the period during which AOL refrains from selling any securities included in such registration in accordance with the provisions in Section 3.8 hereof; provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and
(z) above to be contained in periodic reports filed pursuant to Section 12 or 15(d) of the Exchange Act in the registration statement; and

             (b) furnish such number of prospectuses and other documents incident thereto as AOL from time to time may reasonably request.

                                                                    CONFIDENTIAL

     3.5. Indemnification.

          (a) The Corporation will indemnify AOL, and each of its officers, directors, shareholders and representatives, as the case may be, with respect to each registration which has been effected pursuant to this Agreement, and each underwriter (including any officers, directors and partners), if any, and each person who controls any underwriter within the meaning of the Securities Act, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Corporation of the Securities Act or any rule or regulation applicable to the Corporation and relating to action or inaction required of the Corporation in connection with any such registration, qualification or compliance, and will reimburse AOL, each of its respective officers, directors and shareholders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Corporation will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Corporation by AOL or underwriter and stated to be specifically for use therein.

          (b) AOL will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Corporation, each of its directors and officers and each underwriter, if any, of the Corporation's securities covered by such a registration statement, each person who controls the Corporation or such underwriter, each Other Shareholder and each of their officers, directors, and partners, and each person controlling such Other Shareholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by AOL, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by AOL therein not misleading, and will reimburse the Corporation and such Other Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Corporation by AOL, and stated to be specifically for use therein; provided, however, that the obligations of AOL hereunder and under
Section 3.5(d) shall be limited to an amount equal to the net proceeds to AOL of securities sold pursuant to such registration statement or prospectus.

                                                                    CONFIDENTIAL

          (c) Each party entitled to indemnification under this Section 3.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose timely approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 3.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The foregoing indemnity agreement of the Corporation and AOL is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Securities and Exchange Commission ("SEC") at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished

                                                                    CONFIDENTIAL


to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

     3.6  Information by AOL.

     AOL shall furnish to the Corporation such information regarding AOL and the distribution proposed by AOL as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     3.7  Rule 144 Reporting.

     With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities to the public without registration, the Corporation agrees to:

          (a) make and keep public information available as those terms are understood and defined in Rule 144, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Corporation for an offering of its securities to the general public;

          (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (c) so long as AOL owns any Registrable Securities, furnish to AOL, upon request, a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Corporation for an offering of its securities to the general public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents so filed as AOL may reasonably request in availing itself of any rule or regulation of the SEC allowing AOL to sell any such securities without registration.

     3.8  "Market Stand-off" Agreement.

     AOL agrees, if requested by the Corporation and an underwriter of Common Stock (or other securities) of the Corporation, not to sell or otherwise transfer or dispose of any shares (or other securities) of the Corporation held by AOL during such period as the underwriter may reasonably require, such period not to exceed 180 days following the effective date of a registration statement of the Corporation filed under the Securities Act, provided that such agreement only applies to the IPO. If requested by the underwriters, AOL shall execute a separate agreement to the foregoing effect. The Corporation may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period. The provisions of this
Section 3.8 shall be binding upon any transferee who acquires Registrable Securities.

                                                                    CONFIDENTIAL

     3.9.  Assignment.

     The rights set forth in this Section 3 may be assigned, in whole or in part, to any permitted transferee of Registrable Securities (who shall be considered thereafter to be bound by all obligations and limitations of this Agreement).

     3.10. Limited Scope of Registration Rights.

     AOL's registration rights hereunder shall extend only to Registrable Securities acquired upon exercise of this Warrant or acquired in any other manner, and shall not apply to this Warrant.

4.   IPO Participation Right.

Prior to the Corporation's filing of a registration statement with the SEC in connection with a proposed public offering of the Corporation's equity securities pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Corporation IPO"), the Corporation may, in its sole discretion, offer to AOL (the "Offer Notice") the right to participate in a private placement of the Corporation's equity securities to be consummated simultaneously with the Corporation IPO. Within fifteen (15) days following receipt of such Offer Notice, AOL shall notify the Corporation whether, in its sole discretion, it will participate in such purchase of the Corporation's equity securities. AOL's right to purchase such equity securities shall be limited to no more than three percent (3%) of the total number of shares to be offered to the public in the Corporation IPO and to the extent otherwise limited by the Corporation's underwriters. AOL's failure to timely respond to the Corporation's notice shall be deemed a waiver of its right to participate in the issuance of equity securities in the IPO.